EXHIBIT 4.8


                              AMENDED AND RESTATED
               ORBITAL IMAGING CORPORATION 1996 STOCK OPTION PLAN
                                  (as amended)

                                    ARTICLE I
                                 PURPOSE OF PLAN

         The purpose of this 1996 Stock Option Plan is to promote the growth and profitability of Orbital Imaging Corporation by providing, through the ownership of Shares, incentives to attract and retain highly talented persons to provide managerial and administrative services to the Company or other entities in which the Company has a significant interest and to motivate such persons to use their best effort on behalf of the Company.

                                   ARTICLE II
                                   DEFINITIONS

         For the purposes of this Plan, the following terms shall have the meanings set forth in this Article II:

         2.1. Accrued Installment. The term "Accrued Installment" shall mean any vested installment of an Option.

         2.2. Board. The term "Board" shall mean the Board of Directors of the Company.

         2.3. Committee. The term "Committee" shall mean a committee appointed by the Board pursuant to Section 3.3 and consisting of at least two members.

         2.4. Company. The term "Company" shall mean Orbital Imaging Corporation, a Delaware corporation, or any successor thereof.

         2.5. Director. The term "Director" shall mean a member of the Board, or a member of the board of directors of any Participating
Company.

         2.6. Effective Date. The term "Effective Date" shall mean November 15, 1996, the date of adoption by the Board.

         2.7 Eligible Person. The term "Eligible Person" shall mean any employee, officer, director, consultant or advisor of any Participating Company, but shall not include any Director of any Participating Company who is not also an employee, officer, director, consultant or advisor of a Participating Company.

         2.8. Entitled Holder. The term "Entitled Holder" shall mean any Optionee or any transferee thereof described in clause (ii) or (iii) of Section 6.7(a).

         2.9. Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         2.10. Fair Market Value. The term "Fair Market Value" shall mean the closing sale price of a Share on the national securities exchange on which Shares are then principally traded or, if that measure of price is not available, on a composite index of such exchanges or, if that measure of price is not available, in a national market system for securities on the date in question. In the event that there are no sales of Shares on any such exchange or market on such date, the fair market value of a Share shall be deemed to be the closing sales price on the next preceding day on which Shares were sold on any such exchange or market. In the event that such Shares are not listed on any such market or exchange on such date, a valuation of the fair market value of a Share shall be made by the Board, which may in its discretion seek advice from an independent appraiser or other appropriate financial professional selected by the Board in its sole discretion and reasonably believed to be competent to make such determination; provided, however, that at any time when at least a majority of the voting power of the Company's capital stock is beneficially owned by Orbital, any such determination of Fair Market Value shall only be effective upon the approval of the Audit and Finance Committee of the Board of Directors of Orbital, which approval shall not be unreasonably withheld. Any determination of Fair Market Value made in accordance with this Section 2.10 shall be conclusive and binding on the Company and all Optionees and/or holders of Shares.

         2.11. I.R.C. The term "I.R.C." shall mean the Internal Revenue Code of 1986, as amended from time to time.

         2.12. Incentive Stock Option. The term "Incentive Stock Option" shall mean any Option intended to satisfy the requirements under I.R.C. Section 422(b) as an incentive stock option.

         2.13. Nonstatutory Stock Option. The term "Nonstatutory Stock Option" shall mean any Option not intended to qualify as an Incentive Stock Option.

         2.14. Option. The term "Option" shall mean an option to acquire Shares granted under the Plan.

         2.15. Option Shares. The term "Option Shares" shall mean, at any time, all shares acquired upon exercise of Options and then held by Optionees.

         2.16. Optionee. The term "Optionee" shall mean an Eligible Person who has been granted Options.

         2.17. Orbital. The term "Orbital" shall mean Orbital Sciences Corporation, a Delaware corporation, or any successor thereof.

         2.18. Orbital Common Stock. The term "Orbital Common Stock" shall mean the common stock, $0.01 par value per share, of Orbital.

         2.19. Parent Corporation. The term "Parent Corporation" shall mean a "parent corporation" as defined in I.R.C. Section 424(e) and any partnership or other entity that, if it were a corporation, would be a "parent corporation" as defined in I.R.C. Section 424(e).

         2.20. Participating Company. The term "Participating Company" shall mean the Company, any Parent Corporation of the Company, any Subsidiary Corporation of the Company or its Parent Corporation, and Orbital Sciences Corporation.

         2.21. Person. The term "person" shall mean an individual, corporation, partnership, association or other person or entity, or any group of two or more of the foregoing that have agreed to act together.

         2.22.    Plan.  The term "Plan" shall mean this 1996 Stock Option Plan.

         2.23. Restricted Shareholder. The term "Restricted Shareholder" shall mean an Optionee granted an Incentive Stock Option who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, with stock ownership determined in accordance with the attribution rules of I.R.C. Section 424(d).

         2.24. Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         2.25. Shares. The term "Shares" shall mean shares of the Company's authorized Common Stock, $0.01 par value, and may be unissued shares or treasury shares or shares purchased for purposes of the Plan.

         2.26. Subsidiary Corporation. The term "Subsidiary Corporation" shall mean a "subsidiary corporation" as defined in I.R.C. Section 424(f) and any partnership or other entity that, if it were a corporation, would be a "subsidiary corporation" as defined in I.R.C. Section 424(f).

         2.27. Terminating Transaction. The term "Terminating Transaction" shall mean any of the following events: (a) the dissolution or liquidation of the Company; (b) a reorganization, merger or consolidation of the Company with one or more other corporations as a result of which the Company goes out of existence or becomes a subsidiary of a corporation other than a corporation that was a Participating Company immediately prior to such event (which shall be deemed to have occurred only if such a corporation shall own, directly or indirectly, eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company); (c) a sale of all or substantially all of the Company's assets to a person or persons other than a corporation that was a Participating Company immediately prior to such event; or
(d) a sale to one person (or two or more persons acting in concert), other than to a corporation that was a Participating Company immediately prior to such event, of equity securities of the Company representing eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company.

         2.28. Termination Date. The term "Termination Date" shall mean the tenth anniversary of the Effective Date or, if earlier, the tenth anniversary of the date the Plan is adopted by the Board.

                                   ARTICLE III
                             ADMINISTRATION OF PLAN

         3.1. Administration by Board. Subject to Section 3.3, the Plan shall be administered by the Board, which shall have authority to do everything necessary or appropriate to administer the Plan. The Board shall have full and absolute power and authority in its sole discretion to (a) determine which Eligible Persons shall receive Options; (b) determine the time when Options shall be granted; (c) determine the terms and conditions, not inconsistent with the provisions of this Plan, of any Option granted hereunder, including whether such Option is an Incentive Stock Option or a Nonstatutory Stock Option (except that Incentive Stock Options may not be granted to any Eligible Person that is not an employee or officer of the Company, any Parent Corporation of the Company or any Subsidiary Corporation of the Company or its Parent Corporation); (d) determine the number of Shares that may be issued upon exercise of the Options; and (e) interpret the provisions of this Plan and of any Option. At any time when at least a majority of the voting power of the Company's capital stock is beneficially owned by Orbital, prior to each grant of an Option and each other action taken with respect to the Plan (other than a determination of Fair Market Value) the Board shall consult with the Human Resources and Nominating Committee of Orbital's Board of Directors (except to the extent otherwise authorized by such Human Resources and Nominating Committee) with respect to such intended grant or other action.

         3.2. Binding Authority. All decisions, determinations, interpretations or other actions by the Board shall be final, conclusive and binding on all Eligible Persons, Optionees, Participating Companies and any successors-in-interest to such parties.

         3.3. Administration by Committee. The Board may appoint a Committee to administer the Plan and exercise all of the powers, authority and discretion of the Board under the Plan, other than the power and authority to amend and terminate the Plan under Section 7.1. The Committee shall report to the Board the names of Eligible Persons granted Options, the number of Shares covered by each Option, and the terms and conditions of each such Option.

                                   ARTICLE IV
                      NUMBER OF SHARES AVAILABLE FOR GRANT

         Subject to the following provisions of this Article IV, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 4,800,000. In the event that Options granted under the Plan shall, for any reason, terminate, lapse, be forfeited or expire without being exercised, the Shares subject to such unexercised Options shall again be available for the granting of Options hereunder. In the event that Shares that were previously issued by the Company, upon exercise of an Option, are reacquired by the Company as part of the consideration received (in accordance with

Section 6.5 hereof) upon the subsequent exercise of an Option or pursuant to Sections 8.3 and 8.4 hereof, such reacquired Shares shall again be available for the granting of Options hereunder.

                                    ARTICLE V
                                  TERM OF PLAN

         The Plan shall become effective upon adoption by the Board, subject to approval of the Plan on or before the first anniversary of the Effective Date by the holders of a majority of the outstanding Shares. No option granted prior to such approval shall be exercisable prior to such approval. The Plan shall remain in full force and effect until the later of the Termination Date or the date on which no Options are outstanding; provided, however, that no Option may be granted hereunder after the Termination Date.

                                   ARTICLE VI
                                  OPTION TERMS

         6.1. Form of Option Agreement. Any Option granted under the Plan shall be evidenced by an agreement ("Option Agreement") in the form attached hereto as Exhibit A for an Incentive Stock Option) or Exhibit B (for a Nonstatutory Stock Option) or in such other form as the Board, in its discretion, may, from time to time, approve. Any Option Agreement shall contain such terms and conditions as the Board may deem necessary or appropriate and that are not inconsistent with the provisions of the Plan.

         6.2. Option Exercise Price. The option exercise price for Shares to be issued under this Plan shall be determined by the Board in its sole discretion, but in no event shall the option exercise price be less than the Fair Market Value in the case of an Incentive Stock Option or less than eighty-five percent (85%) of the Fair Market Value in the case of a Nonstatutory Stock Option (or one hundred and ten percent (110%) of the Fair Market Value in the case of an Option granted to a Restricted Shareholder).

         6.3. Vesting and Exercise of Options. Subject to the limitations set forth herein and/or in any applicable Option Agreement entered into hereunder, Options shall vest and be exercisable in accordance with the rules set forth in this Section 6.3:

                  (a)   General.  Subject to the other provisions of this
Section 6.3, Options shall vest and become exercisable at such time and in such installments as the Board shall provide in each individual Option Agreement. Unless otherwise provided in this Section 6.3, in Section 6.4 or in the Option Agreement pursuant to which an Option is granted, an Option may be exercised when Accrued Installments accrue as provided in such Option Agreement and at any time thereafter until, and including, the day before the Option Termination Date.

                  (b) Termination of Options. All installments of an Option shall expire and terminate on such date as the Board shall determine ("Option Termination Date"), which in no event shall be later than ten (10) years from the date such Option was granted (five
(5) years in the case of an Incentive Stock Option granted to a Restricted Shareholder).

                  (c) Termination of Employment Other than by Death, Retirement or Disability. In the event the employment of an Optionee with a Participating Company is terminated for any reason (other than death, disability, retirement on or after reaching age 60), any installments under an Option held by such Optionee that have not accrued as of the employment termination date shall expire and become unexercisable as of the employment termination date. All Accrued Installments as of the employment termination date shall expire and become unexercisable as of the earlier of (i) three (3) months following the employment termination date; or (ii) the original Option Termination Date. For purposes of Options granted prior to September 13, 1999, an Optionee who is an employee or officer of any Participating Company shall not be deemed to have incurred a termination of his employment so long as such Optionee is an officer or employee of any Participating Company. For purposes of Options granted on or after September 13, 1999, an Optionee who is an employee or officer of any Participating Company shall not be deemed to have incurred a termination of his employment so long as such Optionee is either (x) an employee or officer of the Company, any Parent Corporation of the Company or any Subsidiary Corporation of the Company; or (y) an officer or employee of Orbital or any Subsidiary Corporation of Orbital, pursuant to a transfer of employment from the Company to Orbital or any Subsidiary Corporation of Orbital, which transfer has been specifically approved in writing by the Company.

                  (d) Leave of Absence. An approved leave of absence shall not constitute a termination of employment under the Plan. An approved leave of absence shall mean an absence approved pursuant to the policy of a Participating Company for military leave, sick leave, or other bona fide leave, not to exceed ninety (90) days or, if longer, as long as the employee's right to re-employment is guaranteed by contract, statute or the policy of a Participating Company.

                  (e) Death, Disability or Retirement of Optionee. In the event that the employment of an Optionee with a Participating Company is terminated by reason of death, disability, or retirement on or after reaching age sixty (60), any unexercised Accrued Installments of Options granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of (i) the applicable Option Termination Date; or (ii) the first anniversary of the date of termination of employment of such Optionee by reason of the Optionee's death, disability or retirement. Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration only by the person or persons to whom the Optionee's Option rights pass by will or the laws of descent and distribution. Any Option installments under such a deceased, disabled or retired Optionee's Option that have not accrued as of the date of the employee's termination of employment due to death, disability or retirement shall expire and become unexercisable as of the employment termination date.

         6.4. Exercise of Options. An Option may be exercised as to all or any portion of the Shares covered by an Accrued Installment of the Option, from time to time during the applicable option period, except that an Option shall not be exercisable with respect to fractions of a Share. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company, which notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the purchase price in accordance with Section 6.5. An Option shall be deemed exercised when such written notice of exercise and payment have been received by the Company. No Shares shall be issued until full payment has been made and the Optionee has satisfied such other conditions as may be required by this Plan, as may be required by applicable laws, rules or regulations, or as may be adopted or imposed by the Board. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Option notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued, except as provided in Section 6.8(a).

         6.5. Payment of Option Exercise Price. The entire option exercise price shall be paid at the time the Option is exercised by check or such other means as is deemed acceptable by the Board. Notwithstanding the foregoing, in the discretion of the Board (which, in the case of an Incentive Stock Option, shall be exercised only at the time of grant), an Optionee may elect to pay for all or some of the Optionee's Shares with Shares (or, at any time when at least a majority of the voting power of the Company's capital stock is owned by Orbital, shares of Orbital Common Stock), subject to all restrictions and limitations of applicable laws, rules and regulations and subject to the satisfaction of any conditions the Board may impose, including, but not limited to, the making of such representations and warranties and the providing of such other assurances that the Board may require with respect to the Optionee's title to the Shares used for payment of the exercise price. Such payment shall be made by delivery of certificates representing Shares (or Orbital Common Stock), duly endorsed or with a duly signed stock power attached, such Shares (or Orbital Common Stock) to be valued at the Fair Market Value of such Shares (or Orbital Common Stock) on the day immediately preceding the day notice of exercise is received by the Company.

         6.6. Options Not Transferable. Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, whether voluntarily, by operation of law, pursuant to judicial process or otherwise, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined under the I.R.C., and may be exercised during the lifetime of an Optionee only by such Optionee. The person to whom the Option is granted may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         6.7.     Restrictions on Issuance or Transfer of Shares.

                  (a) Until such time as the Shares are registered under the Exchange Act, no Shares issuable upon exercise of an Option shall be sold, assigned, encumbered, pledged, hypothecated, given away or in any other manner disposed of or transferred, whether voluntarily, by operation of law, pursuant to judicial process or otherwise, except (i) to the Company pursuant to Section
8.4 hereof, (ii) pursuant to a qualified domestic relations order, as defined under the I.R.C., or (iii) upon the death of the holder thereof, Shares may be transferred and distributed by will or other instrument taking effect at death or by the laws of descent and distribution to such holder's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or distributees, provided that no such transfer shall be effective until the recipient has delivered to the

Company a written acknowledgment in form and substance reasonably satisfactory to the Company that such Shares are subject to the restrictions on disposition or transfer set forth in this Section 6.7(a). Any attempted transfer of Shares not in accordance with this Section 6.7(a) shall be null and void, and the Company shall not in any way give effect to any such disposition or transfer.

                  (b) The Company shall use all reasonable efforts to obtain all required permits, authorizations and approvals necessary for the lawful issuance and sale of Shares hereunder. However, no Shares shall be issued or delivered upon exercise of an Option unless there shall have been compliance with all applicable requirements of the Securities Act, all applicable listing or quotation requirements of any national securities exchange or market on which Shares are then listed or quoted, and any other requirement of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations or approvals necessary for the lawful issuance and sale of any Shares hereunder on terms deemed reasonable by the Board shall relieve the Company, the Board and any Committee of any liability in respect of the non-issuance or sale of such Shares for so long as such requisite permits, authorizations or approvals shall not have been obtained.

                  (c) As a condition to the granting or exercise of any Option, the Board may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may be required under any applicable law or regulation, including, but not limited to, a representation that the Option and/or Shares are being acquired only for investment and without any present intention to sell or distribute such Option and/or Shares, if such a representation is required under the Securities Act or any other applicable law, rule or regulation.

                  (d) The exercise of Options under the Plan is conditioned on approval of the Plan by the vote or written consent of a majority of the holders of outstanding Shares of the Company's Common Stock within twelve (12) months of the adoption of the Plan. In the event such stockholder approval is not obtained within such time period, any Options granted hereunder shall be void.

         6.8.     Option Adjustments.

                  (a) If the outstanding Shares are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split or other similar transaction, the Board shall make a proportionate adjustment in the number or kind of shares and the per-share option price thereof that may be issued in the aggregate and to individual Optionees upon exercise of Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Shares or other classes of the Company's securities.

                  (b) Upon the occurrence of a Terminating Transaction, as of the effective date of such Terminating Transaction, the Plan and any then outstanding Options not exercised prior to the effectiveness of such Terminating Transaction (whether or not vested) shall terminate unless (i) provision then is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of such Options, or for the substitution for such Options of new options covering the securities of any successor or survivor corporation in the Terminating Transaction or an affiliate thereof, with such adjustments as the Board deems appropriate with respect to the number and kind of securities and the per-share exercise price under such substituted options, in which event the Plan and such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board then otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding Options (whether or not vested), including, without limitation, (A) accelerating the vesting of outstanding Options and/or (B) providing for the cancellation of Options and their automatic conversion into the right to receive the securities or other properties which a holder of Shares underlying such Options would have been entitled to receive upon the consummation of such Terminating Transaction had such Shares been issued and outstanding (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this paragraph (b), the Plan and the Options shall terminate by reason of the occurrence of a Terminating Transaction without provision for any of the action(s) described in clause (i) and/or (ii) hereof, then any Optionee holding outstanding Options shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Board shall designate, to exercise such Optionee's Options to the full extent not theretofore exercised, including any installments which have not yet become Accrued Installments.

                  (c) Except to the extent required in order to retain the qualification of an Option as an Incentive Stock Option under I.R.C. Section 422, to the maximum extent possible, any adjustments authorized under this
Section 6.8 with respect to any outstanding Options shall be made by means of appropriate adjustments to the number of Shares (or other securities) and the option exercise price therefor under the unexercised portions of such outstanding Options, but without changing the aggregate exercise price applicable to said unexercised portions. In all cases, the nature and extent of adjustments under this Section 6.8 shall be determined by the Board in its sole discretion, and any such determination as to what adjustments shall be made, and the extent thereof, shall be final and binding. No fractional shares of stock shall be issued under the Plan pursuant to any such adjustment.

         6.9. Taxes. The Board shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of an Option, or with respect to the disposition of Shares acquired pursuant to the exercise of an Option, including, but without limitation, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to an Optionee by any Participating Company, or requiring an Optionee (or the Optionee's beneficiary or legal representative), as a condition of granting or exercising an Option, to pay any member of the Participating Companies any amount required to be withheld, or to execute such other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation; provided, however, that the Optionee may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Shares owned by such individual having a Fair Market Value equal to such withholding obligation, or (ii) requesting that the Company withhold from the Shares to be delivered upon the exercise a number of Shares having a Fair Market Value equal to such withholding obligation.

         6.10. Legends on Options and Stock Certificates. Each Option Agreement and each certificate representing Shares acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed on the Option Agreement and/or the certificate, as well as legends setting forth the restrictions contained in
Section 6.7 hereof. The determination of which legends, if any, shall be placed upon Stock Option Agreements and/or said Shares shall be made by the Board in its sole discretion, and such decision shall be final and binding.

         6.11. Employment Rights. Neither the adoption of the Plan nor the grant of Options will confer upon any person any right to continued employment with any Participating Company or affect in any way the right of any Participating Company to terminate an employment relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in connection with Options granted under the Plan will not constitute an element of damages in the event of termination of an employment relationship.

                                   ARTICLE VII
                        AMENDMENT OR TERMINATION OF PLAN

         7.1. Board Authority. The Board may amend, alter and/or terminate the Plan at any time; provided, however, that no change shall be effective unless approved by the stockholders of the Company if such change would cause the Option Plan to fail to meet the qualification requirements for Incentive Stock Option Plans as set forth in the Internal Revenue Code.

         7.2. Limitation on Board Authority. The Board may amend the terms of any Option previously granted, prospectively or retroactively, and may amend the Plan in accordance with the provisions of Section 7.1; provided, however, that unless required by applicable law, rule or regulation, no amendment of the Plan or of any Option Agreement shall affect, in a material and adverse manner, Options granted prior to the date of any such amendment without the written consent of any Optionee holding any such affected Options.

         7.3. Substitution of Options. In the Board's discretion, the Board may, with an Optionee's written consent, substitute Nonstatutory Stock Options for outstanding Incentive Stock Options, and any such substitution shall not constitute a new Option grant for the purposes of the Plan, and shall not require a revaluation of the Option exercise price for the substituted Option. Any such substitution may be implemented by an amendment to the applicable Option Agreement or in such other manner as the Board in its discretion may determine.

                                  ARTICLE VIII
                            PURCHASE OF OPTION SHARES

         8.1. General. Until such time as the Shares are registered under the Exchange Act, the Company may, at its option and in its sole discretion, offer to purchase any or all Option Shares (the "Payable Shares") at a price per share equal to the Fair Market Value of a Share.

         8.2. Valuation. If the Company decides to exercise the purchase right, it shall cause the Fair Market Value of the Shares to be determined as of the purchase offer date designated by the Board (the "Purchase Offer Date") in accordance with Section 2.10 and shall notify each holder of Payable Shares of such Fair Market Value.

         8.3. Request for Repurchase. Within thirty (30) days after receipt of the notice given under Section 8.2, each such holder of Shares may request the Company to purchase all or any portion of his or her Payable Shares at a price per share equal to such Fair Market Value by submitting to the Company an irrevocable written notice of such request (except that such notice may be revoked as specifically provided in Section 8.4). Within ninety (90) days after the Purchase Offer Date the Company shall notify each requesting holder of Payable Shares whether the Company will purchase all or a portion of the Payable Shares requested to be so purchased on a closing date not more than fifteen (15) days after the giving of such Company notice.

         8.4. Purchase of Payable Shares. The closing for any purchase of Payable Shares pursuant to Section 8.3 shall occur on the specified closing date at the offices of the Company at 11:00 a.m. local time, or at such other time and place as the parties to such sale may mutually agree. At the closing, the Optionee shall deliver to the Company a certificate or certificates representing the Payable Shares to be purchased by the Company, duly endorsed for transfer, free and clear of any lien or encumbrance, in exchange for payment of the purchase price (i) by check, (ii) by delivery of certificates representing shares of Orbital Common Stock that have a Fair Market Value (determined in the manner provided in Section 2.10) as of the business day preceding the closing equal to the purchase price of the Shares and that are freely tradable (i.e., not "restricted securities" within the meaning of Rule 144 under the Securities
Act), with payment by check for any amount that would otherwise be paid by a fractional share, (iii) by delivery of a subordinated promissory note of the Company in the principal amount of the purchase price of the Payable Shares, bearing interest at a fixed rate equal to the then applicable prime rate (as published in The Wall Street Journal) plus three percent (3.0%), providing for quarterly payments of interest and payment of the full principal amount on the first anniversary of the date of issuance, and containing provisions as approved by the Board in its sole discretion providing for the subordination of such notes to such indebtedness, whether then existing or thereafter created, of the Company as is specified by the Board, including without limitation indebtedness for money borrowed or similar indebtedness, or (iv) any combination of the foregoing; provided, however, that no part of the purchase price for the Payable Shares may be paid by subordinated promissory note unless the Board determines in good faith that payment in cash or Orbital Common Stock would adversely affect the financial condition or liquidity of the Company or adversely affect Orbital (including without limitation because of a pending or contemplated offering or other transaction); and provided, further, that if any portion of the purchase price for the Payable Shares is to be paid by subordinated promissory note the Optionee may revoke his or her request that the Payable Shares be purchased in which case the Payable Shares shall remain held by the Optionee unaffected by the original request. Any payment in Orbital

Common Stock shall be subject to all applicable federal and state securities laws restrictions and any other applicable legal restrictions.

                                   ARTICLE IX
                               GENERAL PROVISIONS

         9.1. Availability of the Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by the Secretary to any Eligible Person making reasonable inquiry concerning the Plan.

         9.2. Notice. Any notice or other communication required or permitted to be given pursuant to the Plan or under any Option Agreement must be in writing and may be given by mail and, if given by mail, shall be determined to have been given and received five (5) days after such letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mails and, if given otherwise than by mail, shall be deemed to have been given when delivered to and received by the party to whom addressed. Notice shall be given to Eligible Persons at their most recent addresses shown in the Company's records. Notice to the Company shall be addressed to the Company at the address of the Company's principal executive offices, to the attention of the Secretary of the Company.

         9.3. Title and Headings. Titles and headings of sections of the Plan are for convenience of reference only and shall not affect the construction of any provision of the Plan.

         9.4. Governing Law. The Plan shall be governed by, interpreted under and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware, applicable to agreements made and to be performed wholly within the State of Delaware.

         9.5. Proceeds. Proceeds from the sale of Shares pursuant to Options shall constitute general funds of the Company.

         9.6. Status of Optionee. Neither an Optionee nor any person to whom an Option is transferred under Section 6.7 shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

         9.7. Exculpation. No member of the Board or of the Human Resources and Nominating Committee or Audit Committee of Orbital shall have any personal liability to any Optionee and/or holder of Shares for any act or omission in connection with this Plan (including without limitation any determination of Fair Market Value), unless the Optionee and/or holder of Shares shall establish that such determination, act or omission was not made in good faith.

9.8 Lockup Agreements. By its exercise of an Option, the holder thereof agrees that upon the request of the managing underwriter of any underwritten public offering of Shares such holder will enter into a "lockup agreement" with such underwriter in form and substance reasonably satisfactory to the Company and containing provisions generally preventing the sale of Shares by such holder for a period beginning no earlier than seven days prior to filing the registration statement for such offering and ending no later than 90 days (180 days in the case of the Company's initial public offering) after the effectiveness of such registration statement.